RELATED PARTY TRANSACTIONS	6 Months Ended
Sep. 30, 2023
Related party transactions [abstract]
RELATED PARTY TRANSACTIONS

NOTE 16. RELATED PARTY TRANSACTIONS

SalvaRx Acquisition

Two of the Company’s directors are also directors of SalvaRx Group plc, a company which owns approximately 4.1% of the Company’s issued and outstanding ordinary shares as of September 30, 2023.

Investments

The Company has entered into related party transactions and certain services agreements with its investees.  Key management personnel of the Company have also entered into related party transactions with investees. Key management personnel are those persons having the authority and responsibility for planning, directing and controlling the activities of the Company, including directors and senior management of the Company.

The following subsidiaries and associates are considered related parties:

(a)	Stimunity. The CEO of Portage is one of three members of the board of directors of Stimunity (see Note 6, “Investment in Associate and Convertible Note Receivable,” and Note 15, “Commitments and Contingent Liabilities – Stimunity Convertible Note”).
(b)	iOx. Upon execution of the iOx Share Exchange on July 18, 2022, the non-Portage director resigned from the iOx board leaving two Portage insiders as directors. The CEO of Portage is also the CEO of iOx, and the management team of Portage comprises the management team of iOx. See below for a discussion of the Company’s purchase of the non-controlling interest in iOx through its wholly-owned subsidiary SalvaRx.
(c)	Saugatuck. One of the three directorships on the board of directors of Saugatuck is controlled by Portage. Additionally, the CEO of Portage is also the CEO of Saugatuck, and the management team of Portage comprises the management team of Saugatuck.
(d)	Intensity. The CEO of Portage previously served as a part-time officer of Intensity until becoming a consultant in 2023. Additionally, Intensity provided services (primarily rent) to Portage through April 2023.
(e)	Portage Development Services Inc. PDS provides human resources and other services to each operating subsidiary of Portage through shared services agreements.

The following are related party balances and transactions other than those disclosed elsewhere in the condensed consolidated interim financial statements:

Transactions between the parent company and its subsidiaries, which are related parties, have been eliminated in consolidation and are not disclosed in this note.

On September 8, 2021, the Company, through SalvaRx, completed a settlement of loans (including interest) to and receivables from iOx for services rendered in exchange for 23,772 ordinary shares of iOx at a price of £162. Simultaneously, the Company entered into an agreement with OSI, the holder of $0.15 million notes plus accrued interest under which OSI exchanged the notes plus accrued interest for 820 shares of iOx. The Company followed the guidance provided by an IFRS Discussion Group Public Meeting dated November 29, 2016, following the general tenets of IAS 39, “Financial Instruments: Recognition and Measurement,” and IFRIC 19, “Extinguishing Financial Liabilities with Equity Instruments,” and recorded the exchange at historical cost. Additionally, no profit or loss was recorded in connection with the exchange. As a result of these transactions, the Company, through SalvaRx, increased its ownership of iOx from 60.49% to 78.32%.

Share Exchange Agreement – iOx

On July 18, 2022, the Company and SalvaRx entered into a Share Exchange Agreement (the “Share Exchange Agreement”) with each of the minority shareholders of iOx (the “Sellers”) resulting in the acquisition of the outstanding non-controlling ownership interest (approximately 22%) of iOx, which is developing the iNKT engager platform. The Company followed IFRS 3, “Business Combinations,” and IAS 27, “Separate Financial Statements,” (which substantially replaced IAS 3) to account for this transaction. The Company achieved control of iOx, as defined, on January 8, 2019 upon the completion of the SalvaRx Acquisition. Further transactions whereby the parent entity acquires further equity interests from non-controlling interests, or disposes of equity interests but without losing control, are accounted for as equity transactions (i.e., transactions with owners in their capacity as owners). As such:

•	the carrying amounts of the controlling and non-controlling interests are adjusted to reflect the changes in their relative interests in the subsidiary;
•	any difference between the amount by which the non-controlling interests is adjusted and the fair value of the consideration paid or received is recognized directly in equity and attributed to the owners of the parent; and
•	there is no consequential adjustment to the carrying amount of goodwill, and no gain or loss is recognized in profit or loss.

The Company now owns the worldwide rights to its small molecule iNKT engagers, including lead programs PORT-2 and PORT-3. Under the terms of the Share Exchange Agreement, each Seller sold to the Company, and the Company acquired from each Seller, legal and beneficial ownership of the number of iOx shares held by each Seller, free and clear of any share encumbrances, in exchange for the issuance in an aggregate of 1,070,000 Portage ordinary shares to be allocated among the Sellers based upon their relative ownership. As a result of the Share Exchange Agreement, the Company owns 100% of the issued and outstanding shares of iOx through its wholly-owned subsidiary, SalvaRx.

As additional consideration for the sale of the iOx shares to the Company under the Share Exchange Agreement, the Sellers shall have the contingent right to receive additional shares (“Earnout Shares”) from the Company having an aggregate value equal to $25 million calculated at the Per Share Earnout Price (as defined in the Share Exchange Agreement) upon the achievement of certain milestones defined as the dosing of the first patient in a Phase 3 clinical trial for either PORT-2 (IMM60 iNKT cell activator/engager) or PORT-3 (PLGA-nanoparticle formulation of IMM60 combined with a NY-ESO-1 peptide vaccine). The Company shall have the option, in its sole and absolute discretion, to settle the Earnout Shares in cash. The Company followed IFRS 3 and IAS 32, “Financial Instruments: Presentation,” to account for the fair value of the Earnout Shares. The principal assumptions for determining the fair value include the timing of development events, the probabilities of success and the discount rate used. The fundamental principle of IAS 32 is that a financial instrument should be classified as either a financial liability or an equity instrument according to the substance of the contract, not its legal form, and the definitions of financial liability and equity instrument. A financial instrument is an equity instrument if, and only if, both conditions (a) and (b) below are met:

(a)	the instrument includes no contractual obligation to deliver cash or another financial asset to another entity, and
(b)	if the instrument will or may be settled in the Company’s own equity instruments, it is either:
(i)	a non-derivative that includes no contractual obligation for the Company to deliver a variable number of its own equity instruments; or
(ii)	a derivative that will be settled only by the issuer exchanging a fixed amount of cash or another financial asset for a fixed number of its own equity instruments.

When a derivative financial instrument gives one party a choice over how it is settled (for instance, the Company or the holder can choose settlement net in cash or by exchanging shares for cash), it is a financial asset or a financial liability unless all of the settlement alternatives would result in it being an equity instrument. The financial instrument includes the exclusive right of the Company to settle the obligation with cash or equity and, accordingly, accounted for the fair value of the Earnout Shares as a non-current liability.

The Company recorded $5.478 million as the fair value estimate of the Earnout Shares, which is reflected as deferred obligation - iOx milestone on the condensed consolidated interim statements of financial position included herein. The Company will determine the fair value of the Earnout Shares at each balance sheet date. Any change to the fair value will be recorded in the Company’s statements of operations and other comprehensive income (loss). The Company recorded a (loss) from the change (increase) in the fair value of the liability of $0.028 million and $0.454 million for the three and six months ended September 30, 2023, respectively.

Employment Agreements

PDS entered into a Services Agreement with the Company’s CEO effective December 15, 2021 (the “CEO Services Agreement”). The CEO Services Agreement originally provided for a base salary of $618,000, plus cost-of-living increases. On December 19, 2022, the Compensation Committee of the Board (the “Compensation Committee”) approved the CEO’s compensation of $642,700 for the year ended March 31, 2024 (“Fiscal Year 2024”). The CEO Services Agreement provides for annual increases based upon the review of the base salary by the Board prior to the anniversary of the CEO Services Agreement provided that the annual increase cannot be less than the cost-of-living increase. The CEO Services Agreement also provides that the CEO is eligible to receive an annual performance-based bonus targeted at 59% of the applicable year’s base salary, which bonus is earned based on the achievement of performance targets, as determined annually by the Board and communicated to the CEO in the first quarter of the year. Any annual bonus, to the extent earned, is to be paid no later than March 15 of the following year. The CEO Services Agreement is for an initial term of three years, after which it will automatically renew annually unless terminated in accordance with the CEO Services Agreement.

Under the CEO Services Agreement, the CEO may terminate his employment with PDS at any time for Good Reason (as defined in the CEO Services Agreement). PDS may terminate the CEO’s employment immediately upon his death, upon a period of disability or without Just Cause (as defined in the CEO Services Agreement). In the event that the CEO’s employment is terminated due to his death or Disability (as defined in the CEO Services Agreement), for Good Reason or without Just Cause, he will be entitled to accrued obligations (accrued unpaid portion of base salary, accrued unused vacation time and any unpaid expenses). Additionally, he may be entitled to Severance Benefits (as defined in the CEO Services Agreement), which include his then current base salary and the average of his annual bonus for the prior two completed performance years, paid over 12 monthly installments. Additionally, the CEO will be entitled to life insurance benefits and medical and dental benefits for a period of 12 months at the same rate the CEO and PDS shared such costs during his period of employment.

Additionally, all stock options (and any other unvested equity incentive award) held by the CEO relating to shares of the Company will be deemed fully vested and exercisable on the Termination Date (as defined in the CEO Services Agreement), and the exercise period for such stock options will be increased by a period of two years from the Termination Date.

If the CEO’s employment by PDS is terminated by PDS or any successor entity without Just Cause (not including termination by virtue of the CEO’s death or Disability) or by the CEO for Good Reason within 12 months following the effective date of a Change in Control (as defined in the CEO Services Agreement), then, in addition to paying or providing the CEO with the Accrued Obligations (as defined in the CEO Services Agreement), the Company will provide the following Change in Control Severance Benefits (as defined in the CEO Services Agreement):

(1)	PDS will pay the base salary continuation benefit for 18 months;

(2)	PDS will pay the life insurance benefit for 18 months;

(3)	PDS will pay an additional amount equivalent to the CEO’s target annual bonus calculated using the bonus percentage for the performance year in which the CEO’s termination occurs. This bonus will be paid in 12 equal installments commencing on the first payroll date that is more than 60 days following the date of termination of the CEO’s employment, with the remaining installments occurring on the first day of the month for the 11 months thereafter;

(4)	PDS will provide the CEO with continued medical and dental benefits, as described above, for 18 months; and

(5)	All stock options (and any other unvested equity incentive award) held by the CEO relating to shares of the Company will be deemed fully vested and exercisable on the Termination Date, as defined, and the exercise period for such stock options will be increased by a period of two years from the Termination Date.

PDS entered into services agreements (individually, an “Executive Service Agreement,” and collectively, the “Executive Service Agreements”) with each of the Company’s five other members of senior management (individually, “Executive” and collectively, “Executives”), three of which are dated as of December 1, 2021, one of which is dated December 15, 2021 and one of which is dated June 1, 2022. Each of the Executive Services Agreements provides for an initial term of two years that is automatically renewed for one-year periods (except two of the Executive Services Agreement, which provides for an initial term of one year and that is automatically renewed for one-year periods). The Executive Services Agreements initially provided for annual base salaries ranging from $175,000 to $348,000 (pro-rated for services rendered) and annual bonus targets ranging from 30% to 40%. They also provide for long-term incentives in the form of equity awards from time to time under the Portage Biotech Inc. Amended and Restated 2021 Equity Incentive Plan.

On December 19, 2022, the Compensation Committee approved executive compensation (other than for the CEO) for Fiscal Year 2024 for annual base salaries ranging from $183,750 to $469,000 (pro-rated for services rendered) and annual bonus targets ranging from 30% to 40%.

The Executive Services Agreements can be terminated by PDS without Just Cause, by death or Disability, or by the Executive (except one) for Good Reason (each as defined in the respective Executive Services Agreements). In such instances, the Executive Services Agreements provide for the payment of accrued obligations (accrued unpaid portion of base salary, accrued unused vacation time and any unpaid expenses). Additionally, the Executives (except two) are entitled to 50% of base salary plus 50% of average annual bonus earned over the prior two performance years, as well as prevailing life insurance benefits for a period of six months and medical and dental benefits for a period of six months at the prevailing rate PDS and the Executive were sharing such expenses.

Additionally, all stock options (and any other unvested equity incentive award) held by the Executives relating to shares of the Company will be deemed fully vested and exercisable on the Termination Date (as defined in the respective Executive Services Agreements), and the exercise period for such stock options will be increased by a period of two years from the Termination Date.

If an Executive’s employment by PDS is terminated by the Company or any successor entity without Just Cause (not including termination by virtue of the Executive’s death or Disability) or by the Executive (except one) for Good Reason within 12 months following the effective date of a Change in Control (as defined in the respective Executive Services Agreements), then, in addition to paying or providing the Executive with the Accrued Obligations (as defined in the respective Executive Services Agreements), the Company will provide the following Change in Control Severance Benefits (as defined in the respective Executive Services Agreements), except in two cases in which the Executive is entitled to Item (5) and 50% of Items (1) and (3) below:

(1)	PDS will pay the base salary continuation benefit for 12 months;

(2)	PDS will pay the life insurance benefit for 12 months;

(3)	The Company will pay an additional amount equivalent to the Executive’s target annual bonus calculated using the bonus percentage for the performance year in which the Executive’s termination occurs. This bonus will be payable in 12 equal installments commencing on the first payroll date that is more than 60 days following the date of termination of the Executive’s employment, with the remaining installments occurring on the first day of the month for the 11 months thereafter;

(4)	PDS will provide the Executive with continued medical and dental benefits, as described above, for 12 months; and

(5)	All stock options (and any other unvested equity incentive award) held by the Executive relating to shares of PDS or the Company will be deemed fully vested and exercisable on the Termination Date and the exercise period for such stock options will be increased by a period of two years from the Termination Date.

The Executive Services Agreements also include customary confidentiality, as well as provisions relating to assignment of inventions. The Executive Services Agreements also includes non-competition and non-solicitation of employees and customers provision that run during the Executive’s employment with PDS and for a period of one year after termination of employment.

Bonuses & Board Compensation Arrangements

In December 2022, the Board approved executive performance bonuses, as recommended by the Compensation Committee, totaling $0.6 million, which is equivalent to 73.5% of original annual targets established by the Board in December 2021. The bonuses were approved based upon the original performance targets established. The Board further approved a payment structure of 25% of approved bonuses, which were paid in January 2023, with the balance of amounts due payable upon a new financing. The accrued, unpaid amount of approximately $0.4 million is included in accounts payable and accrued liabilities on the condensed consolidated statements of financial position as of each of September 30, 2023 and March 31, 2023. No executive performance bonus has been recommended or approved by the Compensation Committee or the Board for Fiscal Year 2024.

Effective January 1, 2022, each non-employee Board member are entitled to receive cash Board fees of $40,000 per annum, payable quarterly in arrears. Additionally, each non-employee Board member is entitled to an annual grant of 6,900 options to purchase Portage ordinary shares, which would vest the first annual anniversary of the grant date. The Company incurred Board fees totaling $82,500 during each of the three months ended September 30, 2023 and 2022, and $165,000 and $157,500 during the six months ended September 30, 2023 and 2022, respectively.

Non-employee Board chairpersons are entitled to an annual cash fee of $30,000, payable quarterly in arrears. In lieu of a non-executive chairperson, the lead director is entitled to an annual cash fee of $20,000 per annum paid quarterly in arrears. Additionally, the chairperson of each of the Audit Committee, Compensation Committee and Nominating Committee of the Board is entitled to annual fees of $15,000, $12,000 and $8,000, respectively, payable quarterly in arrears. Members of those committees are entitled to annual fees of $7,500, $6,000 and $4,000, respectively, payable quarterly in arrears.